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Prospectus Supplement - November  30, 1998*

IDS Market Advantage Series, Inc. (April 1, 1998)
IDS Blue Chip Advantage Fund (S-6025 L)(3/98)
IDS Small Company Index Fund (S-6357 D)(3/98)

IDS Growth Fund, Inc. (Sept. 29, 1998)
IDS Research Opportunities Fund (S-6356 D)(9/98)

The following paragraph replaces the paragraph on Guru Baliga in the "Portfolio managers" section in the prospectus:

James Johnson began managing this Fund in November 1998. He also is part of the portfolio management team for Total Return Portfolio. He joined AEFC in 1994 as an equity quantitative analyst for American Express Asset Management Group. He has managed the focused research product for American Express Asset Management Group since 1996. Prior to joining AEFC, he served as an equity quantitative analyst at Piper Capital Management, Inc.

S- 6014 A (11/98)

*Valid until next prospectus update.